SUBSIDIARY GUARANTY


                          Dated as of December 31, 1998

                                      From

                              CH ACQUISITIONS CORP.

                           ABC INTERNET SERVICES, INC.

                              ABC INVESTMENT CORP.

                          CLASSIC RADIO HOLDING CORP.,

                                       and

                         CLASSIC RADIO ACQUISITION CORP.


                                 as Guarantors,

                                   in favor of

                                   THE HOLDER,

                                as defined herein







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                                TABLE OF CONTENTS

Section                                                                   Page
-------                                                                   ----

Section 1.        Guaranty; Limitation of Liability .....................   1

Section 2.        Guaranty Absolute .....................................   2

Section 3.        Subordination .........................................   3

Section 4.        Waivers and Acknowledgments ...........................  11

Section 5.        Subrogation ...........................................  11

Section 6.        Payments Free and Clear of Taxes, Etc. ................  12

Section 7.        Representations and Warranties ........................  14

Section 8.        Covenants .............................................  14

Section 9.        Amendments, Etc. ......................................  14

Section 10.       Notices, Etc. .........................................  15

Section 11.       No Waiver; Remedies ...................................  15

Section 12.       Right of Setoff. ......................................  15

Section 13.       Indemnification .......................................  15

Section 14.       Continuing Guaranty; Assignments of the Note ..........  15

Section 15.       Security Agreement ....................................  16

Section 16.       Governing Law; Jurisdiction; Waiver of July Trial, Etc.  16

Section 17.       Counterparts ..........................................  17



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                                    GUARANTY


     GUARANTY (this "Guaranty"), dated as of December 31, 1998, made by each of the Persons listed on the signature pages hereof, and the Additional Guarantors (as defined in Section 9(b)) (such Persons so listed and the Additional Guarantors being, each, a "Guarantor", and collectively, the "Guarantors") in favor of the Holder (as defined in the Note referred to below (the Borrower and the Guarantors, being, each, a "Loan Party", and collectively the "Loan Parties")).

     PRELIMINARY STATEMENT. Audio Book Club, Inc., a Florida corporation (the "Company"), has entered into a 9% Convertible Senior Subordinated Promissory Note Due December 31, 2004, dated the date hereof to Norton Herrick (such Note, as it may hereafter be amended, extended, supplemented, restated or otherwise modified from time to time, being referred to herein in as the "Note"; capitalized terms used and not otherwise defined herein having the meanings ascribed to them in the Note and in the Senior Credit Agreement (as defined in the Note). It is a condition precedent to the purchase by Norton Herrick of the Note, that the Guarantors shall have executed and delivered this Guaranty.

     NOW, THEREFORE, in consideration of the premises and in order to induce Norton Herrick to purchase the Note, each Guarantor hereby agrees as follows:

     Section 1. Guaranty; Limitation of Liability.

     (a) Each Guarantor hereby, jointly and severally, unconditionally and irrevocably guarantees to the Holder the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Company or any other Loan Party to the Holder now or hereafter existing under the Note or this Guaranty or any Guaranty Supplement (the "Loan Documents"), whether for principal, interest, fees, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Holder in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company or any other Loan Party to the Holder under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

     (b) Each Guarantor, and by its acceptance of this Guaranty, the Holder, hereby confirms that it is the intention of all such parties that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal, state or foreign law which may be applicable to this Guaranty. To effectuate the foregoing intention, the Holder, by its acceptance hereof, and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the Obligations of such other Guarantor under this Guaranty, result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

     Section 2. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Holder with respect thereto. The Obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Company or any other Loan Party or whether the Company or any other Loan Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional, irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

     (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, or any amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Company or any of its Subsidiaries or otherwise;

     (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

     (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents or any other assets of the Company or any of its Subsidiaries;

     (e) any change, restructuring or termination of the corporate structure or existence of the Company or any of its Subsidiaries;

     (f) any failure of any Holder to disclose to the Company or any Guarantor any information relating to the financial condition, operations, properties or prospects of any other Loan Party now or in the future known to any Holder (each Guarantor waiving any duty on the part of the Holder to disclose such information); or

     (g) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent or any other Holder that might otherwise constitute a defense available to, or a discharge of, the Company, such Guarantor or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be refused by any Holder or any other Person upon the insolvency, bankruptcy or reorganization of the Company or any other Loan Party or otherwise, all as though such payment had not been made.

     Section 3. Subordination.

     3.1 Notwithstanding any other provision contained in the Note and this Guaranty, the Subordinated Debt and the obligations of any Guarantor hereunder and in respect of the Subordinated Debt are subordinate and junior in right of payment to all Senior Debt to the extent provided in this Section 3.

     3.2 In the event of: (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company or any Guarantor; (b) any proceeding for the liquidation, dissolution or other winding-up of the Company or any Guarantor, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings; (c) any general assignment by the Company or any Guarantor for the benefit of creditors; or (d) any other marshaling of the assets of the Company or any Guarantor; all Senior Debt shall first be paid in full, in cash or Cash Equivalents (as defined in Section 8 of the Note and, for all purposes of this Section 3, as so defined), before any payment or distribution, whether in cash, securities or other property, shall be made to the Holder on account of any Subordinated Debt or this Guaranty. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any Guarantor or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated, at least to the extent provided in the Note and this Section 3 with respect to Subordinated Debt and this Guaranty, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment, but only if the rights of the holders of the Senior Debt are not impaired by such plan without their consent), which would otherwise (but for this Section 3) be payable or deliverable in respect of the Subordinated debt and this Guaranty, shall be paid or delivered directly to the holders of Senior Debt in accordance with the priorities then existing among such holders, until all Senior Debt shall have been paid in full, in cash or Cash Equivalents.

     3.3 If the Holder does not file a proper claim or proof of Debt therefor prior to 20 days before the expiration of the time to file such claim or proof, then the Senior Agent is hereby authorized and empowered (but not obligated) as the agent and attorney-in-fact for such holder for the specific and limited purpose set forth in this Section 3.3 to file such claim or proof for or on behalf of such holder; provided, however, that the Senior Agent shall have, prior to taking any such action, given 15 days prior written notice (which notice may be given up to 60 days prior to the expiration of the time to file such claim or proof) to such holder of Subordinated Debt that it intends to file such claim or proof of Debt. In no event may the Senior Agent or any holder of the Senior Debt vote any claim on behalf of any holder of the Subordinated Debt, and such agency and appointment of attorney-in-fact shall not extend to any such right to vote any such claim.

     3.4 If (a) the Company or any Guarantor shall default in the payment or prepayment of any principal of, premium, if any, or interest on, or commitment fee or letter of credit fee or Administrative Agent fee or indemnity under
Section 2.10 or 2.12 or 11.4(c) (or comparable sections under any replacement Senior Debt) in respect of, any Senior Debt (a "Senior Payment Default") when the same becomes due and payable, whether at maturity, at a date fixed for prepayment, by declaration of acceleration or otherwise, or shall fail to comply with any covenant or agreement in respect of Senior Debt which covenant or agreement default results in actual acceleration of the maturity of such Senior Debt ("Covenant Acceleration"); and (b) the Company receives from the Senior Agent written notice of the happening of such Senior Payment Default or Covenant Acceleration, stating that such notice is a payment blockage notice pursuant to this Section 3.4; no direct or indirect payment (in cash, property or securities or by set-off or otherwise) shall be made or agreed to be made on account of the Guaranty, any Subordinated Debt, or as a sinking fund for any Subordinated Debt, or in respect of any redemption, retirement, purchase, prepayment or other acquisition or payment of any Subordinated Debt, unless and until such Senior Payment Default shall have been cured or waived or otherwise shall have ceased to exist or such Covenant Acceleration shall have been rescinded and the underlying covenant default shall have been cured or waived or shall have otherwise ceased to exist.

     The Company or any Guarantor shall give prompt written notice to the Holder of its receipt of any such notice from the Senior Agent under this Section 3.4.

     3.5 If (a) any Significant Nonpayment Default shall have occurred; and (b) the Company and the Holder receive from the Senior Agent written notice (a "Stop Payment Notice") of the happening of such Significant Nonpayment Default, stating that such notice is a payment blockage notice pursuant to Section 3.5 of the Note; no direct or indirect payment (in cash, property or securities or by set-off or otherwise) shall be made or agreed to be made for or on account of this Guaranty or any Subordinated Debt, or as a sinking fund for any Subordinated Debt, or in respect of any redemption, retirement, repurchase, prepayment, purchase or other acquisition or payment of any Subordinated Debt, for a period (each, a "Payment Blockage Period") commencing on the date such Stop Payment Notice is delivered to the Company and ending on the earliest to occur of the following: (a) the time as of which each Significant Nonpayment Default which is the subject of such Stop Payment Notice shall have been waived or cured (whether by amendment of any provisions of the Senior Credit Agreement or otherwise), (b) a number of days shall have elapsed as is necessary to prevent the total number of days that a Stop Payment Notice (or Stop Payment Notices in the event that more than one Stop Payment Notice has been given) is in effect during any consecutive 365 day period from exceeding 180 days in the aggregate, and (c) the date of the repayment in full in cash or Cash Equivalents of the Senior Debt and the termination of any commitment to make further loans or advances in respect of the Senior Debt; provided, however, that (i) the Senior Agent shall not be permitted to issue a Stop Payment Notice more than six times


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

in the aggregate; (ii) only two Stop Payment Notices may be issued in any period of 365 consecutive days; (iii) Payment Blockage Periods may not be in effect for more than 180 days (whether or not such days are consecutive) during any period of 365 consecutive days, and if any Payment Blockage Period is in effect on the 181st day in ay period of 365 consecutive days, such Payment Blockage Period will terminate immediately; and (iv) no Payment Blockage Period may be imposed as a result of a Significant Nonpayment Default which served as the basis for or was continuing during any previous Payment Blockage Period, unless any such Significant Nonpayment Default shall have been cured or waived or otherwise ceased to exist for a period of not less than 60 consecutive days after the date that the previous Stop Payment Notice was given.

     3.6 If, at any time during which the Senior Credit Facility is in effect, the Holder elects to exercise any Remedies in respect of any Event of Default (as such term is defined in the Note), the Holder shall deliver to the Company and to the Senior Agent written notice (an "Enforcement Notice") specifying the Event or Events of Default which are the basis for the exercise of such Remedies and stating that the Holder intends to exercise Remedies; provided, however, that the failure to deliver such Enforcement Notice to the Senior Agent shall not affect the validity of the Enforcement Notice as between the Holder, the Company and the Guarantors.

     3.7 Notwithstanding anything contained in the Note or this Guaranty to the contrary, for so long as any amount is outstanding under the Senior Credit Facility including any letter of credit reimbursement obligations or commitments, the Holder shall not exercise any Remedies in respect thereof during any period (a "Standstill Period") commencing on the first date the Holder, but for the provisions of this Section 3, would have been entitled to exercise any Remedies and ending upon the earliest of:

     (a) the date which is 10 business days after the Enforcement Notice is delivered to the Company and the Senior Agent pursuant to Section 3.6; provided, however, that if any Payment Blockage Period arising from the giving of a Stop Payment Notice is in effect on such 10th business day after the Enforcement Notice is so delivered, this clause (a) shall be ineffective to terminate such Standstill Period;

     (b) in the event that a Payment Blockage Period arising from the giving of a Stop Payment Notice is in effect on the date which is 10 business days after an Enforcement Notice is delivered to the Company and the Senior Agent pursuant to Section 3.6, the expiration of such Payment Blockage Period;

     (c) the date that any holder of any Senior Debt commences the exercise of any Remedies in respect of such Senior Debt; and

     (d) the first date upon which any of the  Events of  Default  described  in
Section 7.1(f) and (g) of the Note shall have occurred and be continuing beyond any period of grace specified therein; and, in such event, the automatic acceleration of the Note contemplated in respect of such Event of Default pursuant to Section 7.2(a) of the Note shall occur immediately upon the termination of the Standstill Period.

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

     3.8 If (a) any payment or distribution shall be paid to or collected or received by the Holder in contravention of any of the terms of this Section 3 or
Section 3 of the Note but whether or not any Stop Payment Notice or (pursuant to Section 3.4) payment blockage notice shall theretofore have been given (i.e., if paid, collected or received at a time when either such notice could have been given had the Senior Agent been aware of circumstances giving rise to the right to deliver any such notice); and (b) the Senior Agent shall have notified the Holder in writing, within 30 days after the date such payment or distribution is made, of the facts by reason of which such payment or collection or receipt so contravenes this Section 3 or constituted a Significant Nonpayment Default; then such Holder will deliver such payment or distribution, to the extent necessary to pay all such Senior Debt in full, in cash or Cash Equivalents, to the Senior Agent, on behalf of the holders of the Senior Debt, and, until so delivered, the same shall be held in trust by the Holder as the property of the holders of such Senior Debt. If any amount is delivered to the Senior Agent pursuant to this
Section 3.8, whether or not such amounts have been applied to the payment of Senior Debt, and the outstanding Senior Debt shall thereafter be paid in full, in cash or Cash Equivalents, by the Company, any Guarantor or otherwise other than pursuant to this Section 3.8, the holders of Senior Debt shall return to the Holder an amount equal to the amount delivered to such holders of Senior Debt pursuant to this Section 3.8, so long as after the return of such amounts the Senior Debt shall remain indefeasibly paid in full, in cash or Cash Equivalents.

     3.9  Except as  provided  in this  Section  3, the rights set forth in this
Section 3 of the holders of the Senior Debt as against the Holder shall remain in full force and effect without regard to, and shall not be impaired by:

     (a) any act or failure to act on the part of the Company or the Guarantor;

     (b) any extension or indulgence in respect of or change in the time, manner or place of any payment or prepayment of the Senior Debt or any part thereof or in respect of any other amount payable to any holder of Senior Debt, including, without limitation, any increase in the Senior Debt resulting from extension of additional credit to the Company or any subsidiary thereof or otherwise and permitted by Section 6.3(iii) or (iv) of the Note;

     (c) any amendment, modification, restatement, refinancing or waiver of, or addition or supplement to, or deletion from, or compromise, release, consent or other action in respect of, any of the terms of any Senior Debt or any other agreement which may be relating to any Senior Debt, other than such as would cause all or any portion of such Debt to fail to meet the definition of "Senior Debt;"

     (d) any exercise or non-exercise by any holder of Senior Debt of any right, power, privilege or remedy under or in respect of any Senior Debt or Subordinated Debt or any waiver of any such right, power, privilege or remedy or any default in respect of any Senior Debt or the Subordinated Debt, any dealing with or action against or application of proceeds from any collateral security therefor or any receipt by any holder of Senior Debt of any security, or any failure by any holder of Senior Debt to perfect a security interest in, or any release by any such Senior Debt of, any


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

security for or guaranty of the payment of any Senior Debt of any manner of sale or other disposition of any assets of the Company or any subsidiary, including the Guarantor;

     (e) any merger or consolidation of the Company or any of its subsidiaries, including the Guarantor, into or with any other subsidiaries of the Company or into or with any person, or any transfer of any or all of the property of the Company or any of its subsidiaries to any other person or any change, restructuring or termination of the corporate structure or existence of the Company or any of its subsidiaries;

     (f) the absence of any notice to, or knowledge by, any holder of Subordinated Debt of the existence or occurrence of any of the matters or events set forth in the foregoing clauses (a) through (e).

     (g) any lack of validity or enforceability of any instrument or agreement evidencing or securing any Senior Debt or any other agreement or instrument relating thereto; or

     (h) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company or the Guarantor or any holder of Subordinated Debt.

     3.10 The Holder, by its acceptance of this Guaranty, and the Guarantors hereby waive promptness, diligence, notice of appearance and any other notice with respect to any of the Senior Debt and these provisions and any requirement that any holder of the Senior Debt protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right to take any action against the Company, the Guarantors or any other person or entity or any collateral.

     3.11 Each of the Company and the Guarantors will and will use its reasonable efforts to cause the Holder to, at the Company's and/or the Guarantors' expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary or desirable, or that any holder of any Senior Debt may reasonably request, in order to protect any right or interest granted or purported to be granted under this Section 3 or enable the holders of the Senior Debt to exercise and enforce their rights and remedies under these provisions.

     3.12 The Holder, by its acceptance of this Guaranty, waives any and all notices of the acceptance of the provisions of this Section 3 or of the creation, renewal, extension or accrual, now or at any time in the future, of any Senior Debt.

     3.13 The  obligations  of the Holder under the provisions set forth in this
Section 3 shall continue to be effective, or be reinstated, as the case may be, as to any payment in respect of any Senior Debt that is rescinded or must otherwise be returned by the holder of such Senior Debt upon the occurrence or as a result of any bankruptcy or judicial proceeding, all as though such payment had not been made.

     3.14 Nothing contained in this Section 3 shall impair, as between the Company, the Guarantors and the Holder, the obligation of the Company or any Guarantor, as the case may be, to pay to the Holder the principal thereof and interest thereon as and when the same shall become due and payable in accordance with the terms thereof and to comply with each and every provision of the Note and this Guaranty or prevent any holder of any Subordinated Debt from exercising all rights, powers and remedies otherwise permitted by applicable law or under the Note and this Guaranty, all subject to the rights of the holders of the Senior Debt hereunder including rights to receive cash, securities or other property otherwise payable or deliverable to the Holder.

     3.15 Upon the payment in full of all Senior Debt, the Holder shall be subrogated to all rights of any holder of Senior Debt to receive any further payments or distributions applicable to the Senior Debt until the Subordinated Debt shall have been paid in full, and such payments or distributions received by the Holder by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Debt, shall, as between the Company, the Guarantors and their creditors other than the holders of Senior Debt, on the one hand, and the Holder, on the other hand, be deemed to be a payment by the Company and the Guarantors on account of Senior Debt and not on account of Subordinated Debt. Notwithstanding the foregoing provisions of this Section 3.15 or any other provision of this Guaranty and the Note, the Holder, by its acceptance hereof, hereby waives any and all exoneration and impairment defenses that it may at any time have by law or otherwise in respect of subrogation rights.

     3.16 The Holder, by its acceptance hereof, shall be deemed to acknowledge and agree that the foregoing subordination provisions are, and are intended to be, an inducement to and a consideration of each holder of any Senior Debt, whether such Senior Debt was created or acquired before or after the creation of Subordinated Debt, to acquire and hold, or to continue to hold, such Senior Debt, and such holder of Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and holding, or in continuing to hold, such Senior Debt. Each such holder of Senior Debt is intended to be, and is, a third party beneficiary of this Section 3. The Holder, by its acceptance of this Guaranty, acknowledges and agrees that the provisions set forth in this
Section 3 shall be enforceable against the Holder by the holders of the Senior Debt. Notwithstanding anything contained in this Guaranty or the Note to the contrary, none of the provisions of this Section 3 (including, without limitation, this Section 3.16 and defined terms used herein) may, directly or indirectly, be amended, modified, supplemented or waived without the prior written consent of the Senior Agent, on behalf of the holders of the Senior Debt.

     3.17 Notwithstanding the other provisions of this Section 3.17 and the Note, no amendment to or refinancing of the Senior Debt or any agreement or instrument related thereto shall be entitled to the benefits of this Section 3 without the consent of the Holder to the extent that such amendment would prohibit directly and expressly the Company or any subsidiary thereof from making scheduled payments in respect of the Subordinated Debt or the Guaranty in accordance with the terms of the Note and this Guaranty as in effect on the date hereof or as may be amended to the extent permitted by the Senior Credit Agreement; provided that no change of financial covenants or increase in the restrictiveness of negative covenants or events of default under the Senior Debt documents (that do not by their terms refer to the Note or this Guaranty) shall be deemed to constitute a prohibition from making scheduled payments, even if the ultimate effect of any such change would cause the Company or the Guarantor to be in default under the Senior Debt if such a scheduled payment were made.

     3.18 As used in this Section 3 and elsewhere in this Guaranty, the following terms have the respective meanings set forth below:

     "Credit Facility" means and includes a credit agreement or similar agreement pursuant to which the lender or lenders commit(s) to permit the Company, subject to the conditions therein, to obtain from time to time thereunder term or revolving loans and/or letters of credit and periodically repay the same.

     "Junior Subordinated Debt" means any Debt of the Company or any subsidiary which is (a) issued on or after the Issue Date of the Note and which is expressly subordinated in right of payment to any Debt of the Company, or (b) owing to any subsidiary or affiliate of the Company.

     "Remedies" means and includes, with respect to any Debt (including, without limitation, the Senior Debt and the Subordinated Debt):

     (a) the acceleration of the maturity of any of such Debt;

     (b) the exercise of any put right or other similar right to require the Company or any subsidiary to repurchase any of such Debt prior to the stated maturity thereof;

     (c) the collection or commencement of proceedings against the Company, any subsidiary thereof or any other person obligated on such Debt or any of their respective property, to enforce or collect any of such Debt;

     (d)  taking   possession  of  or  foreclosing  upon  (whether  by  judicial proceedings or otherwise) any Liens or other collateral security for such Debt; or causing a marshaling of any property of the Company or any subsidiary;

     (e) the making of a demand in respect of any Guaranty given by the Company or any subsidiary of the Company of such Debt; or

     (f) commencing or joining in or causing the Company to commence or join in or assist the Company in commencing, any proceeding of the nature referred to in
Section 7.1(f) or 7.1(g) of the Note; or

     (g) exercising any other remedies with respect to such Debt or any claim with respect thereto.

     "Senior Agent" means, for so long as the Senior Credit Agreement remains outstanding, Fleet National Bank, as administrative agent in respect of the Senior Credit Agreement, and thereafter, any one agent or lender in respect of the Senior Credit Facility, or a representative of either, designated in writing to the Holder by the Company as being the "Senior Agent".

     "Senior Credit Agreement" means the Credit Agreement dated as of the date hereof among the Company, Fleet National Bank as administrative agent (together with its successors in such capacity) and the banks, financial institutions and other institutional lenders from time to time named therein, as it may be amended, supplemented, extended, renewed, refinanced, restated or replaced in whole or in part.

     "Senior Credit Facility" means and includes:

     (a) the Senior Credit Agreement; and

     (b) any Credit Facility (whether or not secured), which Credit Facility has refinanced in whole or in part the Senior Debt governed by the terms of a Senior Credit Facility which the Company has designated in writing to the Holder as being the "Senior Credit Facility;" provided, however, that, by making such designation, the predecessor Senior Credit Facility shall cease to be the Senior Credit Facility (but any Debt outstanding or incurred thereunder shall continue to be Senior Debt for so long as such Debt meets the definition thereof).

     "Senior Debt" means and includes all obligations, liabilities and indebtedness of the Company now or hereafter existing, whether fixed or contingent, and whether for principal or interest (including interest (at the rate specified in the applicable Senior Credit Facility) accruing after the filing of a petition under the Bankruptcy Code, whether or not allowed), fees, expenses, indemnification or otherwise (including letter of credit reimbursement obligations whether or not any draw has occurred), in respect of:

     (a) the Senior Credit Facility; and

     (b) any other Debt of the Company owing to the Senior Agent or any lender under the Senior Credit Facility (whether or not such lender continues to be a lender thereunder) with respect to any obligations under Bank Hedge Agreements (as defined in the Senior Credit Agreement) related to the Senior Credit Agreement that are or may become owed by the Company directly or indirectly, other than Debt incurred pursuant to a Senior Credit Facility.

     Notwithstanding the foregoing, in no event shall "Senior Debt" include any Junior Subordinated Debt.

     "Significant Nonpayment Default" means and includes:

     (a) an event of default under the Senior Credit Facility in respect of the failure of the Company to comply with any material covenant or agreement in respect of the Senior Credit Facility or documents executed or delivered in connection therewith (it being understood that the provisions of Sections 2.14, 5.2, 5.5, 5.6, 5.7, 5.13 and 5.14, Article 6 and Article 8 of the Senior Credit Agreement, as in effect on the date hereof and any comparable provisions in effect after the date hereof, are "material covenants" for such purpose); and any event of default under Sections 9.2, 9.5, 9.7 through 9.14 (inclusively) under the Senior Credit Agreement (or any comparable provision in effect after the date hereof); and

     (b) an event of default in respect of the Senior Credit Facility arising out of any Event of Default in respect of the Note.

     "Subordinated Debt" means and includes all obligations, liabilities and indebtedness of the Company now or hereafter existing, whether fixed or contingent, and whether for principal, interest (including interest accruing after the filing of a petition under the Federal Bankruptcy Code, to the extent allowed), fees, expenses, indemnification or otherwise, in respect of the Note and all obligations, liabilities and indebtedness of the Guarantor(s) in respect of the foregoing.

     Section 4. Waivers and Acknowledgments.

     (a)  Each  Guarantor  hereby  waives  promptness,   diligence,   notice  of
acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any other Holder protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Company, any Guarantor or any other Person or any collateral securing the Obligations under any of the Loan Documents (the "Collateral").

     (b) Each Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

     (c) Each Guarantor acknowledges that it will receive material and substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this
Section 4 are knowingly made in contemplation of such benefits.

     Section 5. Subrogation. None of the Guarantors will exercise any rights it may now or hereafter acquire against the Company or any other guarantor that arise from the existence, payment, performance or enforcement of any such Guarantor's obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Holder against the Company or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company or any other guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been indefeasibly paid in full in cash. If any amount shall be paid to a Guarantor in violation of the preceding sentence at any time prior to the indefeasible payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of the Holder and shall forthwith be paid to the Holder to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be indefeasibly paid in full in cash, the Holder will promptly, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Gurantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

     Section 6. Payments Free and Clear of Taxes, Etc.

     (a) Any and all payments made by a Guarantor hereunder shall be made free and clear of and without deduction for any and all present or future Taxes. If any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Holder, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Holder (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (b) In addition, each Guarantor agrees to pay any present or future Other Taxes.

     (c) Each Guarantor will indemnify the Holder for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) imposed on or paid by the Holder and any liability (including, without limitation, penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto, except with respect to the Holder, for such a liability arising from the Holder's willful misconduct or gross negligence. This indemnification shall be made within thirty (30) days from the date on which the Holder makes written demand specifying in reasonable detail the basis therefor.

     (d) Within thirty (30) days after the date of any payment of Taxes by or on behalf of a Guarantor, such Guarantor will furnish to the Holder, at its address referred to in Section 9.1 of the Note, the original receipt of payment thereof or a certified copy of such receipt. In the case of any payment hereunder by or on behalf of a Guarantor through an account or branch outside the United States or by or on behalf of such Guarantor by a payor that is not a United States person, if such Guarantor determines that no Taxes are payable in respect thereof, such Guarantor shall furnish, or shall cause such payor to furnish, to the Holder, at such address, an opinion of counsel acceptable to the Holder stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

     (e) If applicable, any Holder claiming any additional amounts payable pursuant to this Section 6 agrees to use best efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Eurodollar Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the judgment of such Holder, be otherwise disadvantageous to such Holder.

     (f) Without prejudice to the survival of any other agreement of each Guarantor hereunder or under any other Loan Document, the agreements and obligations of each Guarantor contained in this Section 6 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and the other Loan Documents.

     Section 7. Representations and Warranties. The Guarantors hereby jointly and severally represent and warrant as follows:

     (a) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

     (b) Each Guarantor has, independently and without reliance upon the Holder and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and each Guarantor has established adequate means of obtaining from any other Loan Parties on a continuing basis information pertaining to (and is now, and on a continuing basis will be, completely familiar with) the financial condition, operations, properties and prospects of the Company and the other Loan Parties.

     (c) Each of the representations and warranties applicable to the Guarantors in the Note is true and correct in all material respects on the date hereof.

     Section 8. Covenants. Each Guarantor hereby covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, such Guarantor will, unless the Holder shall otherwise consent in writing, perform or observe all of the terms, covenants and agreements that this Guaranty and the other Loan Documents state that such Guarantor shall perform or observe.

     Section 9. Amendments, Etc. (a) No amendment or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Holder, and then such waiver or consent shall be effective only in the specific instance, and for the specific purpose for which given.

     (b) Upon the execution and delivery by any Person of a supplemental guaranty in substantially the form of Exhibit A hereto (each a "Guaranty Supplement"), such Person shall be referred to as an "Additional Guarantor" and shall be and become a Guarantor for all purposes hereunder and each reference in this Guaranty to a "Guarantor" shall also mean and be a reference to such Additional Guarantor and each reference in any other Loan Document to a "Guarantor" or "Subsidiary Guarantor" shall also mean and be a reference to such Additional Guarantor.

     Section 10. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to a Guarantor, addressed to it at the address listed for such Guarantor on the signature pages hereof (or in the applicable Guaranty Supplement), if to the Holder, at its address specified in Section 9.1 of the Note. All such notices and other communications shall, when mailed by certified mail, return receipt requested, telegraphed, telecopied or telexed, be effective three (3) days after mailing, upon delivery to the telegraph company, upon transmission by telecopier or upon confirmation by telex answerback, respectively.

     Section 11. No Waiver; Remedies. No failure on the part of the Holder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 12. Indemnification. Without limitation on any other Obligations of any Guarantor or the remedies of the Holder under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Holder from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the reasonable fees and disbursements of such Holder's legal counsel) suffered or incurred by such Holder as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Company or any other Guarantor enforceable against the Company or such other Guarantor (as the case may be) in accordance with their terms.

     Section 13. Continuing Guaranty; Assignments of the Note. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the indefeasible payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Holder and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Holder may assign or otherwise transfer all or any portion of its rights and obligations under the Note to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Holder by this Guaranty or otherwise, subject to the provisions of the Senior Credit Agreement and the

Modification Agreement dated the date hereof between Fleet National Bank as Administrative Agent, Norton Herrick and the Company.

     Section 14. Security Agreement. The obligations of Classic Radio Holding Corp. and Classic Radio Acquisition Corp. under this Guaranty are secured by and to the extent set forth in a certain Security Agreement dated as of the date hereof among those Persons, the Company and Norton Herrick.

     Section 15. Governing Law; Jurisdiction; Waiver of July Trial, Etc.

     (A) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES).

     (B) EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR IN SUCH FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY SHALL AFFECT ANY RIGHT THAT THE HOLDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY IN THE COURTS OF ANY JURISDICTION.

     (C) EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF, OR RELATING TO, THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY, IN ANY NEW YORK STATE OR FEDERAL COURT. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

     (D) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE, IN EQUITY OR AT LAW) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY OTHER HOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

     Section 17. Counterparts. This Agreement may be executed in any number of several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Agreement shall be as effective as delivery of a manually executed counterpart to this Agreement.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                         CH ACQUISITIONS CORP.


                                         By: /s/ John Levy
                                            --------------------------------
                                         Title: Executive Vice President and
                                                  Chief Financial Officer
                                               -----------------------------
                                         Address: 20 Community Place
                                                  P.O. Box 2346
                                                  Morristown, New Jersey 07962



                                         ABC INTERNET SERVICES, INC.


                                         By: /s/ John Levy
                                            --------------------------------
                                         Title: Executive Vice President and
                                                  Chief Financial Officer
                                               -----------------------------
                                         Address: 20 Community Place
                                                  P.O. Box 2346
                                                  Morristown, New Jersey 07962



                                         ABC INVESTMENT CORP.


                                         By: /s/ John Levy
                                            --------------------------------
                                         Title: Executive Vice President and
                                                  Chief Financial Officer
                                               -----------------------------
                                         Address: 20 Community Place
                                                  P.O. Box 2346
                                                  Morristown, New Jersey 07962



                                         CLASSIC RADIO HOLDING CORP.


                                         By: /s/ John Levy
                                            --------------------------------
                                         Title: Executive Vice President and
                                                  Chief Financial Officer
                                               -----------------------------
                                         Address: 20 Community Place
                                                  P.O. Box 2346
                                                  Morristown, New Jersey 07962

                                         CLASSIC RADIO ACQUISITION CORP.


                                         By: /s/ John Levy
                                            --------------------------------
                                         Title: Executive Vice President and
                                                  Chief Financial Officer
                                               -----------------------------
                                         Address: 20 Community Place
                                                  P.O. Box 2346
                                                  Morristown, New Jersey 07962



                                         Accepted:

                                         /s/ NORTON HERRICK
                                         ----------------------------
                                         NORTON HERRICK

                                    EXHIBIT A

                           FORM OF GUARANTY SUPPLEMENT


                                                           _________, _____


Mr. Norton Herrick
c/o The Herrick Company
2295 Corporate Boulevard, N.W.
Suite 222
P.O. Box 5010
Boca Raton, FL 33431

          9% Convertible Senior Subordinated Promissory Note Due December 31, 2004, dated December __, 1998, from Audio Book Club, Inc., a Delaware corporation (the "Company"), to Norton Herrick (the "Note")

Dear Sir:

     Reference is made to the above-defined Note and to the Guaranty dated as of December __, 1998 from certain subsidiaries of the Company to the Holder under the Note (such Guaranty, as in effect on the date hereof and as it may hereafter be amended, modified, restated or supplemented from time to time, the "Guaranty"). Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Guaranty.

     The undersigned hereby, jointly and severally, unconditionally and irrevocably guarantees to the Holder the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all of the Guaranteed Obligations and agrees to pay any and all reasonable expenses (including reasonable counsel fees and expenses) incurred by the Holder on the terms set forth in the Guaranty as if it were an original party thereto. On and after the date hereof, each reference in the Guaranty to "Guarantor" shall also mean and be a reference to the undersigned.

     The undersigned hereby agrees to be bound as a Guarantor by all of the terms and provisions of the Guaranty to the same extent as each other Guarantor.

     THIS GUARANTY SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES).

     THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR IN SUCH FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. THE UNDERSIGNED AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR
PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THE GUARANTY SHALL AFFECT ANY RIGHT THAT THE HOLDER OR ANY OTHER HOLDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THE GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY IN THE COURTS OF ANY JURISDICTION.

     THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF, OR RELATING TO, THE GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY, IN ANY NEW YORK STATE OR FEDERAL COURT. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

     THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE, IN EQUITY OR AT LAW) ARISING OUT OF THE LOAN DOCUMENTS, THE
TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF ANY HOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.


                                            Very truly yours,

                                            [NAME OF ADDITIONAL
                                            GUARANTOR]

                                            By:________________________________
                                            Title: ____________________________
                                            Address: __________________________



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